SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                               September 14, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-16619                        73-1612389
--------------            ------------------------           -------------------
   (State of              (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)


             Kerr-McGee Center
          Oklahoma City, Oklahoma                                       73125
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 7.01   Regulation FD Disclosure
                 On September 14, 2004,  Kerr-McGee  Corporation  issued a press release announcing that it will hold a conference call on Wednesday, September 22, 2004, at 11:00 a.m. (EDT) to discuss its interim third-quarter 2004 financial and operating activities, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024, within the United States or 617-801-9702, outside the United States. The password for both dial-in numbers will be "Kerr-McGee". The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

            (c) Exhibits

            99.1 Press Release dated September 14, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KERR-MCGEE CORPORATION


                                               By: (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: September 14, 2004